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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):      September 25, 2007
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                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


              Ohio                    1-8399               31-1189815
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  (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)


   200 Old Wilson Bridge Road, Columbus, Ohio                 43085
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    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:       (614) 438-3210
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02.   Results of Operations and Financial Condition

             and

Item 7.01    Regulation FD Disclosure


The following information is furnished pursuant to both Item 2.02 and Item 7.01:

On September 25, 2007, Worthington Industries, Inc. (the "Registrant") issued a news release reporting results for its first quarter of fiscal 2008 (the fiscal quarter ended August 31, 2007). A copy of the news release (the "Release") is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Release includes information relating to earnings before interest, taxes, depreciation and amortization ("EBITDA") for the quarterly (three-month) periods ended August 31, 2007, May 31, 2007 and August 31, 2006, as well as a reconciliation of EBITDA to net earnings. EBITDA is a non-GAAP financial measure as defined in SEC Regulation G. The Registrant's management believes that the disclosure of this non-GAAP financial measure provides useful information to investors, equity analysts and other users of the Registrant's financial information. The presentation of EBITDA is provided as a convenience to the investment community because EBITDA is a component of key valuation metrics such as enterprise value to EBITDA. EBITDA does not represent and should not be considered as an alternative to net earnings or cash flows from operating activities as determined by accounting principles generally accepted in the United States of America. The Registrant makes no representation or assertion that EBITDA is indicative of its cash flows from operating activities or results of operations. The Registrant has provided a reconciliation of EBITDA to net earnings solely for the purpose of complying with SEC Regulation G and not as an indication that EBITDA is a substitute measure for net earnings. The Registrant uses EBIDTA as a measure of its normal operating performance which is factored into evaluations.


Item 9.01.   Financial Statements and Exhibits.

(a)-(c)  Not applicable.

(d)      Exhibits:


Exhibit No.        Description
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99.1               News Release issued by Worthington Industries, Inc. on
                   September 25, 2007.


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The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, except if the Registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORTHINGTON INDUSTRIES, INC.


Date: September 25, 2007
                                       By: /s/ Dale T. Brinkman
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                                           Dale T. Brinkman,
                                           Vice President-Administration,
                                           General Counsel and Secretary


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